                                                                    EXHIBIT 99.2

Terms and Conditions for: (A) Treatment of Secured Claim of Bank of America, N.A. and Co-Lenders (collectively, the "Bank Group")/1/ under Plan of Reorganization of Sunterra Corp and its Co-Debtor Affiliates (the "Debtor")/2/ and its Affiliates (the "Plan") in the Bankruptcy Court for the District of Maryland; and (B) Treatment of Secured Claims of Oaktree Capital Management, LLC ("OCM")

1. The validity and amount of the Bank Group's claim will be stipulated and allowed in the full amount of all principal, accrued interest (at the applicable non-default rate), fees (including applicable counsel, consultant, and related fees and expenses), and other charges, if any, payable in accordance with the terms of the Bank Group's prepetition Credit Documents (collectively, the "Bank Group Claim"). The current balance of the Bank Group Claim is as set forth on Schedule "A" and will be supplemented and finalized as of the Secured Claim Settlement Date (hereafter defined). Subject to existing intercreditor agreements relative to treatment as among the two members of the Bank Group, the Debtor's liabilities to Bank of America under current swap arrangements with the Debtor will be added to and collateralized as part of the Bank Group Secured Claim. The total SWAP obligations will be included on the final version of Schedule "A." Bank of America will provide the Debtor with copies of the SWAP documents evidencing the SWAP claim (including applicable collateral provisions) upon acceptance of this term sheet.

2. The validity, extent and first-priority of the Bank Group's liens on the notes receivable and related collateral pledged to the Bank Group prepetition (collectively, the "Prepetition Collateral Pool") will be stipulated./3/

3. As of the Confirmation Date: (a) fifty-five percent (55%) of the aggregate cash collateral accumulated and then-held from the Prepetition Collateral Pool will be remitted to the Bank Group for permanent application to and reduction of the Bank Group Claim in accordance with paragraph 9(b) hereof and: (b) the amount equal to the difference between: (i) the remaining forty-five percent (45%) of the cash collateral and (ii) the amount equal to the then-outstanding pro rata share of administrative fees, costs and expenses (the "OCM Expenses") attributable to OCM will be remitted to the Debtor. The Bank Group will apply the cash collateral in the approximate amount of $465,370.63 equal to the approximate amount of OCM

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1    For purposes of this term sheet and settlement discussion purposes only, the term Bank Group shall constitute only BofA and Societe Generale.

2    As used herein, the term "Debtor" includes the post-confirmation entity or entities emerging from bankruptcy, and any Affiliate that may be a payee on any Note Receivable in the Post-Confirmation Collateral Pool.

3    Such stipulation would include an acknowledgement that no lien of Finova or any of its successors on any portion of the Prepetition Collateral Pool is senior in priority to the Bank Group's liens.

     Expenses to the OCM Expenses as of the Confirmation Date. As of the Secured Claim Settlement Date: (a) fifty-five percent (55%) of the aggregate cash collateral accumulated and then-held from the Prepetition Collateral Pool for the period between the Confirmation Date (or, if the Secured Claim Settlement Date occurs after July 31, 2002, the July 31 Distribution Date (hereafter defined)) and the Secured Claim Settlement Date will be remitted to the Bank Group for permanent application to and reduction of the Bank Group Claim in accordance with paragraph 9(b) hereof and the remaining forty-five percent (45%) of the cash collateral (minus any amounts attributable to OCM expenses, if any, incurred between the Confirmation Date (or, if the Secured Claim Settlement Date occurs after July 31, 2002, the July 31 Distribution Date) and the Secured Claim Settlement Date) accumulated and then-held from the Prepetition Collateral Pool for the period between the Confirmation Date (or, if the Secured Claim Settlement Date occurs after July 31, 2002, the July 31 Distribution Date) and the Secured Claim Settlement Date will be released to the Debtor. The prior distribution of cash collateral shall be deemed allowed as applied in accordance with Paragraph 9(b) below. In the event that the Secured Claim Settlement Date occurs after July 31, 2002, then as of July 31, 2002 (in such case, the "July 31 Distribution Date"): (a) fifty-five percent (55%) of the aggregate cash collateral accumulated and then-held from the Prepetition Collateral Pool for the period between the Confirmation Date and the July 31 Distribution Date will be remitted to the Bank Group for permanent application to and reduction of the Bank Group Claim in accordance with paragraph 9(b) hereof and the remaining forty-five percent (45%) of the cash collateral (minus any amounts attributable to OCM expenses, if any, incurred between the Confirmation Date and the July Distribution Date) accumulated and then-held from the Prepetition Collateral Pool for the period between the Confirmation Date and the Secured Claim Settlement Date will be released to the Debtor. The provisions of this paragraph shall not limit the right of the Debtor and the Bank Group to agree on other and further distributions of cash collateral by mutual consent prior to the Secured Claim Settlement Date.

4. The remaining balance of the Bank Group Claim will be secured by the notes receivable and the cash flow arising from the applicable pool of performing notes receivable (collectively, the "Note Collateral") having at all times an aggregate contractual principal balance owed (the "Current Principal Value") of no less than the following: (a) as of the Secured Claim Settlement Date, one-hundred-thirty-five percent (135%) of the Bank Group Claim; (b) following the Secured Claim Settlement Date, 135% of the Bank Group Secured Claim minus the face amount of any Delinquent Notes Receivable (hereafter defined) arising after the Secured Claim Settlement Date; provided, however, that such aggregate principal value shall at no time be less than 120% of the Bank Group Secured Claim and the Debtor shall exercise its collateral substitution obligations as provided herein in order to maintain such aggregate principal value (as the case may be, the "Minimum Collateral Amount"). The Note Collateral pledged to secure the Bank Group Claim as described in the preceding sentence, as the same may be modified via substitution from time to time following the Secured Claim Settlement Date as provided herein, is referred to hereafter as the "Post-Confirmation Collateral Pool."

5. On the Secured Claim Settlement Date, the Post-Confirmation Collateral Pool will consist of the Note Collateral selected by the Bank Group's financial advisor from the Note Collateral set forth on Schedule "B" (comprising the schedules submitted to the Bank Group at the last Bank Group meeting in Los Angeles) attached hereto and by reference made a part hereof. To aid the Bank Group's financial advisor in the selection process, note-level performance and all available collateral defect information will be provided to the financial advisor upon acceptance of this term sheet by the Debtor and the Bank Group. The perfection, validity, extent and priority of the Bank Group in the Post-Confirmation Collateral Pool will be confirmed by order of the Bankruptcy Court. Any collateral in the Prepetition Collateral Pool that is not selected from Schedule B will be deemed released by the Bank Group as of the Secured Claim Settlement Date. The Bank Group shall promptly execute and deliver to the Debtor any documents, releases, acknowledgments and/or forms as are reasonably requested by the Debtor to comprehensively effectuate the release and return of any collateral in the Prepetition Collateral Pool that is not selected for the Post-Confirmation Collateral Pool. In addition, the Bank Group shall promptly execute and deliver to the Debtor releases on the paid in full Notes Receivable in the Prepetition Collateral Pool upon certification by the Debtor that all payment obligations under said notes are satisfied.

6. In the event that any note receivable in the Post-Confirmation Collateral Pool shall become more than sixty (60) days past due according to its original terms (excluding any modifications or amendments which have not been approved by the Bank Group) or is otherwise in default between the Debtor and the applicable payor (as the case may be, a "Delinquent Note(s) Receivable"), and as a result of such Delinquent Note(s) Receivable the Post-Confirmation Collateral Pool falls below the Minimum Collateral Amount, unless instructed to the contrary by the Bank Group, the Debtor will, at its option, (A) immediately pay down the Bank Group Claim by an amount sufficient to meet the criteria for Minimum Collateral Amount; or
     (B) immediately substitute for such Delinquent Note Receivable notes receivable meeting the following criteria (as the case may be, "Eligible Post-Confirmation Note Receivable"): (i) such notes receivable shall have a Current Principal Value which, when added to the Current Principal Values of all other Eligible Post-Confirmation Notes Receivable contained in the Post-Confirmation Collateral Pool, will be equal to or greater than the Minimum Collateral Amount; and (ii) such Eligible Post-Confirmation Notes Receivable shall satisfy each of the standards set forth on Schedule "C" attached hereto. The Debtor will not be permitted to make substitutions to the Post-Confirmation Collateral Pool, nor shall any component of the Post-Confirmation Collateral Pool be released, unless such substitution and release are implemented to replace notes receivable that are Delinquent Notes Receivable or Notes Receivable that are cancelled, in the ordinary course of business, as a result of the exchange of the payors' interest in his/her timeshare interval(s) with another timeshare interval provided by the Debtor and the creation of a new Note Receivable of not less than an equivalent principal balance as the outstanding portion of the original note receivable contained in the Post-Confirmation Collateral Pool.

7. On the fifteenth business day of each month, the Debtor will provide the Bank Group with an officer's certificate setting forth: (a) the previous month-end Current Principal Value for the Post-Confirmation Collateral Pool; (b) a list of any collateral requiring substitution as of the previous month-end; and (c) a statement setting forth the reason for such substitution and that the proposed substitution collateral complies with the criteria set forth on Schedule "C." Concurrent with the delivery of such reports, the Debtor will also transfer to the Bank Group through the designated collateral agent any Eligible Note Receivable Collateral as may be necessary to raise the Post-Confirmation Collateral Pool to the Minimum Collateral Amount; provided, however, that if at any time the principal face value of the Post-Confirmation Collateral Pool sinks below 110%, the Debtor will make such tranfers to the Bank Group through the collateral agent immediately. While the Debtor will have a continuing obligation to ensure that Eligible Post-Confirmation Collateral is included in the Post-Confirmation Collateral Pool in accordance with the Minimum Collateral Amount both before and after the occurrence of any Event of Default under the Post-Confirmation Credit Documents, at no time following the occurrence of an Event of Default shall the Bank Group be required to release Delinquent Notes Receivable.

8. The terms of the Debtor's post-confirmation exit financing (the "Exit Facility") will allow the Debtor to: (a) make the substitutions referenced herein without regard to any blanket lien or related right of the post-confirmation lender under its applicable credit documents; and (b) in the event that Eligible Post-Confirmation Collateral is not available at any time that Delinquent Note(s) Receivable are found to be in the Post-Confirmation Collateral Pool, to draw on the post-confirmation financing facility to pay down the Bank Group Claim to within the limits established for Minimum Collateral Amount.

9. Repayment of the Bank Group Claim will be fully documented in accordance with regular and customary provisions related to default, remedies, reporting as specifically set forth herein, and will include, without limitation, acceptable third-party bailee/custodial agreements and servicing agent agreements. This term sheet will be approved under and incorporated by reference into the Plan confirmation order. All documents evidencing the Post-Confirmation Credit Facility (collectively the "Post Confirmation Credit Documents") are deemed approved pursuant to the Confirmation Order. Without limiting any other provisions set forth in this term sheet, the following terms will be included in the Post-Confirmation Credit Documents:

          (a) The Bank Group Claim will be amortized on a monthly basis from all cash payments/4/ received from the Post-Confirmation Collateral Pool (net of a management fee paid to the entity servicing the Post-Confirmation Collateral Portfolio based on the actual charge for such management fee

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4    Including payments from ordinary course amortization of Notes Receivable and any extraordinary payments.

               not to exceed 4% of cash payments received on a monthly basis) and such cash payments will reduce the principal amount of the Bank Group Claim after application to all other categories as set forth in subparagraph (b) below. To the extent that the cumulative monthly cash flow payments received from the Post-Confirmation Collateral Pool as of the first two anniversaries of the Secured Claim Settlement Date do not, on a cumulative basis, reduce the principal amount outstanding by an amount equal to or more than $2,000,000 as of the first anniversary date, and $4,000,000 as of the second anniversary date (the aggregate principal balance of the Bank Group Claim allowed after such mandatory principal reductions is referred to hereinafter as the "Maximum Principal Amount"), the Debtor will pay an amount to the Bank Group sufficient to reduce the aggregate principal balance outstanding as of such date to equal Maximum Principal Amount.

          (b) All payments will be received by the Bank Group into a Bank Group cash collateral account through an automatic cash transfer arrangement with the designated servicing agent. Such payments will be applied:

               a. First: to Bank Group fees and expenses, including outstanding audit, attorney and related fees and charges;

               b.   Second: to interest (accrued monthly, in arrears);

               c.   Third: to payment of Management Fees;

               d.   Fourth: to principal until paid in full.


          (c) As of the Secured Claim Settlement Date, the principal balance of the Bank Group Claim will bear interest in the amount of the Prime Rate plus 200 basis points. If at any time the Minimum Collateral Value ratio is reduced to 120%, the principal balance of the Bank Group Claim will immediately bear interest in the amount of the Prime Rate plus 300 basis points from the date the Minimum Collateral Value is initially reduced to 120% until the Bank Group Claim is paid in full.

          (d) The Bank Group claim will be repaid in full over a five-year term running from the earlier of: (a) three business days following the effective date of the Debtor's chapter 11 plan; or (b) August 31, 2002 (as the case may be, the "Secured Claim Settlement Date"). Any balance remaining after all scheduled amortization payments are received will be repaid in full at the conclusion of that term.

          (e) In addition to the other remedies available to the Bank Group upon the occurrence of a post-confirmation event of default, the Bank Group may also engage a replacement servicer for the Notes Receivable. Prior to the occurrence of an Event of Default, the Debtor will maintain its servicing relationships relative to the Post-Confirmation Collateral Pool with Concord or some other entity reasonably acceptable to the Bank Group.

          (f) Not more frequently than quarterly, the Bank Group shall have the right at the Debtor's expense to conduct regular audits on-site or through submission of electronic data, as appropriate, with the custodian holding the Post-Confirmation Collateral Pool, the designated servicing agent, and/or or the Debtor. Provided no Event of Default has occurred with respect to the Post-Confirmation Credit Documents, the aggregate expenses attributable to such audits and examinations shall not exceed $25,000 per annum. Following the occurrence of an Event of Default, such audits may be conducted at any time at the Debtor's sole cost and expense.

10. By its incorporation of this term sheet into the Confirmation Order, the Confirmation Order will constitute as of the Secured Claim Settlement Date:
     (a) full release of claims by the Debtor against all members of the Bank Group and their respective, officers, employees, predecessors, successors, professionals, agents and assigns with respect to any and all obligations, liabilities, actions and other claims of any kind whatsoever arising under or with respect to the Bank Group Claim, the Loan Documents evidencing the Bank Group Claim, and any other matter whether prepetition or postpetition related the credit arrangement between the Bank Group and the Debtor (collectively, the "Released Claims"); and (b) cessation of all post-petition litigation commenced by or against the Bank Group and/or any members of the Bank Group in respect of the Released Claims and the dismissal of such litigation, with prejudice. The release will exclude any claims arising from or related to the Blue Bison asset pooling facility, the Blue Bison Receivables Purchase Agreement, and any documents related to either of the foregoing, between the Debtor, SocGen and any third parties.

11. The Debtor will take all steps as reasonably necessary following the Secured Claim Settlement Date and at all times thereafter to correct any defect or documentation deficiency such that the original Note Collateral selected by the Bank Group's financial advisor to constitute the Post-Confirmation Collateral Pool contains documentation sufficient to evidence an enforceable payment obligation of the designated payor, including, as applicable, using its best efforts to obtain a signed promissory note. With respect to all Note Collateral ultimately substituted for Delinquent Notes Receivable, the Debtor will take all steps necessary following the Secured Claim Settlement Date and at all times thereafter to ensure that such Note Collateral remains comprised of Eligible Post-Confirmation Notes Receivable.

12. Debtor will provide the Bank Group with such reports as are readily available concerning the status of each property which secures Notes Receivable contained in the Post-Confirmation Collateral Pool, and performance information on a note-level basis for Notes Receivable contained in the Post-Confirmation Collateral Pool. The Bank Group may from time to time request additional information, provided such information is maintained or available to the Debtor or its servicing agent in the normal course of its operations.

13. The Bankruptcy Court will retain jurisdiction over any and all matters related to the Bank Group Claim and the settlement thereof, including, without limitation, any and all matters concerning the Post-Confirmation Collateral Pool and the enforcement of all actions necessary to ensure that the Bank Group's interest in the Post-Confirmation Collateral Pool is valid, perfected and fully-enforceable.

14. Each member of the Bank Group approves and consents to the treatment of the OCM BofA Claim (hereafter defined) as set forth in this Term Sheet. OCM approves and consents to the treatment of the Bank Group Claim as set forth in this Term Sheet.

15. The Debtor may prepay the Bank Group Claim in whole or in part at any time without penalty.

16. Consistent with the prior postpetition schedules provided by the Bank Group to the Debtor to substantiate the amount of principal and interest outstanding, and the fees, costs, expenses incurred by the Bank Group in accordance with the provisions of the Loan Documents, the Bank Group will provide such a schedule to the Debtor prior to the Confirmation hearing. The Debtor's review of such schedule will be solely to substantiate the incurrence and/or payment of such amounts.

                     Provisions Relating to the Claim of OCM
                     ---------------------------------------

Treatment of Allowed BofA Secured Claim

17. As of the Secured Claim Settlement Date, and simultaneous with the closing on the Post-Confirmation BofA Facility, the Debtor shall pay to OCM in full satisfaction of the allowed amount of OCM's claim under the BofA Facility Documents and applicable law (the "Allowed OCM BofA Facility Claim"), an amount equal to $12,300,000 (the "OCM/BofA Discounted Payoff"). Simultaneous with such payment to OCM, the Debtor will also pay on the Secured Claim Effective Date all administrative fees, costs and expenses owed by OCM to BofA on account of OCM's pro rata share of such fees, costs and expenses under the BofA Facility documents from the Debtor's allocated portion of cash collateral as set forth in paragraph 3 above. At closing, OCM shall (i) surrender any note(s) evidencing any obligation of the Debtor to OCM under the BofA Facility marked "PAID," or words of similar affect,
     (ii) release (or authorize BofA as agent to release) any liens and security interests OCM has against the Prepetition Collateral Pool, and (iii) execute (then or thereafter) such other documents, instruments or agreements reasonably requested by the Debtor or its designee to consummate the payoff of OCM and the transaction set forth with respect to OCM in this Term Sheet.

Treatment of Allowed OCM UBOC Facility Claim

18. The allowed amount of OCM's secured claim with respect to the UBOC Facility shall be $11,080,000.00 plus expenses incurred by OCM (the "Allowed OCM UBOC Facility Claim").

19. The Debtor shall pay over to OCM all cash collateral of OCM with respect to the OCM UBOC Facility Claim which has accumulated or which accumulates in the future. The first such payment shall be made within five (5) days of the earlier of (a) the Confirmation Date; or (b) the date upon which this Term Sheet is approved by the Bankruptcy Court. Subsequent payments will be made on or before the 15th and the 30th day of each month beginning the month following the month in which the first payment is made under the Term Sheet. All such payments shall be applied to reduce the Allowed OCM UBOC Facility Claim. Said payments shall continue until the Allowed OCM UBOC Facility Claim has been paid in full.

20. In full satisfaction of the Allowed OCM UBOC Facility Claim the Debtor shall pay OCM on the Secured Claim Settlement Date and OCM shall accept $10,200,000.00 less the aggregate amount of all cash collateral paid in accordance with the preceding paragraph (the "OCM/UBOC Discounted Payoff," and, together with the OCM/BofA Discounted Payoff," the "Discounted Payoff"). In addition, on the Secured Claim Settlement Date, the Debtor shall pay to OCM the sum of $40,000 in partial reimbursement for legal fees OCM incurred negotiating its treatment under the Term Sheet.

Provisions Relating to Both the Allowed OCM UBOC Facility Claim and the Allowed OCM BofA Claim

21. If the Debtor pays the Discounted Payoff on or before August 14, 2002, then the Debtor shall not pay any additional interest on the Allowed OCM UBOC Facility Claim or the Allowed OCM BofA Facility Claim (collectively the "Allowed OCM Claims"). If the Debtor pays the Discounted Payoff between August 15, 2002 and August 31, 2002, then the Debtor shall pay OCM an additional $162,500 in interest at the Closing. If the Debtor pays the Discounted Payoff between September 1, 2002 and September 14, 2002, then the Debtor shall pay OCM an additional $325,000 in interest at the Closing. If the Debtor pays the Discounted Payoff between September 15, 2002 and October 14, 2002, then the Debtor shall pay OCM an additional $650,000 in interest at the Closing. If the Debtor pays the Discounted Payoff between October 15, 2002 and November 14, 2002, then the Debtor shall pay OCM an additional $1,100,000 in interest at the Closing. If the Debtor pays the Discounted Payoff between November 15, 2002 and December 14, 2000, then the Debtor shall pay OCM an additional $1,550,000 in interest at the Closing. If the Debtor pays the Discounted Payoff between December 14, 2002 and January 14, 2003, then the

     Debtor shall pay OCM an additional $2,000,000 in interest at the Closing. If the Debtor has not paid the Discounted Payoff by January 15, 2003, then the Allowed OCM BofA Facility Claim shall be deemed the full amount of OCM's claim in accordance with the Prepetition Credit Documents which amount shall be in default. Nothing contained in this paragraph shall require the Bank Group to extend the Secured Claim Settlement Date.

22. Effective upon the Secured Claim Settlement Date, in consideration of these premises and for other good and valuable consideration received, the Debtor does hereby release, waive and forever discharge OCM, its officers, agents, advisors, counsel, accountants and employees from each, every and all claims or causes of action, whether known or unknown, whether accrued or unaccrued, and whether in law or equity, relating to OCM's claims against the Debtor. The immediately preceding sentence does not release, waive or discharge OCM or the Debtor from their respective obligations under the other provisions of this Term Sheet.

23. Effective upon the Secured Claim Settlement Date, in consideration of these premises and for other good and valuable consideration received, OCM does hereby release, waive and forever discharge the Debtor, their estates, their affiliates, their officers, agents, advisors, counsel, accountants and employees from each, every and all claims or causes of action, whether known or unknown, whether accrued or unaccrued, and whether in law or equity, relating to OCM's claims against the Debtor, their estates or their affiliates. The immediately preceding sentence does not release, waive or discharge OCM or the Debtor from their obligations under the other provisions of this Term Sheet.

24. OCM represents and warrants to the Debtor that OCM holds clear title to the Allowed OCM Claims free and clear of any liens or encumbrances and that OCM has not and will not transfer or encumber said claims except as provided for in this Term Sheet.

25. The Debtor will stipulate to the validity, extent and first-priority of the liens on the notes receivable and related collateral pledged prepetition to OCM through its predecessor-in-interest under the UBOC Facility, and to the Bank Group (inclusive of OCM for purposes of this paragraph only) under the BofA Facility. The Debtor will also acknowledge that no lien of Finova or any of its successors on any of such notes receivable and related collateral is senior in priority to claims of OCM, in the case of the UBOC Facility, and the Bank Group (inclusive of OCM for purposes of this paragraph only) in the case of the BofA Facility.

26. By its incorporation of this Term Sheet, the Confirmation Order shall be deemed to have amended the Plan treatment of the Bank Group and OCM in accordance with the specific provisions set forth herein. Regardless of any subsequent modification of the Plan, the Debtor shall not propose or support a plan that provides OCM or the Bank Group with any treatment less favorable than that set forth in this Term Sheet and, with respect to OCM, in all events any plan prepared or supported by the Debtor shall provide for payment of the Allowed OCM Claims in cash on the effective date of said plan.

                                   Schedule A
 Bank Group Claim (to be supplemented through the Secured Claim Settlement Date)
 -------------------------------------------------------------------------------

                            (intentionally omitted)

                                   Schedule B
                               Collateral Schedule
              [Debtor's Schedules Delivered at Bank Group Meeting]
              ----------------------------------------------------

                            (intentionally omitted)

                                   Schedule C
                   Eligible Post-Confirmation Notes Receivable
                   -------------------------------------------

As used herein, the term "Eligible Post-Confirmation Notes Receivable" shall mean Note Collateral: (a) that is fully assigned, appropriately pledged and endorsed to the Bank Group; (b) that is fully enforceable against the designated payor; (c) for which the payor on the Note Receivable, when considered with the other payors on Notes Receivable in the Post-Confirmation Collateral Pool, will not raise the number of payors in the Post-Confirmation Collateral Pool that are not U.S. residents to more than nine percent (9%); (d) having an interest rate of not less than ten percent (10%) per annum; (e) that does not have an original maturity greater than 121 months from the date of issuance; (f) that is, at a minimum, 24 months from its origination date; (g) that has not been declared in default or restructured unless, in the case of a restructured Note Receivable, all arrearages (exclusive of late charges which may be waived) have been paid; and (h) that has had no more than one delinquent payment during the prior 12 consecutive months.